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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           January 26, 2005 (January 24, 2005)
                                                -------------------------------------------------------------------


                                          Princeton National Bancorp, Inc.
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                               (Exact name of registrant as specified in its charter)


                                                      Delaware
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                                   (State or other jurisdiction of incorporation)


                  0-20050                                                          36-3210283
-----------------------------------------------------         -----------------------------------------------------
         (Commission File Number)                                       (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                                                   61356
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(Address of Principal Executive Offices)                                            (Zip Code)


Registrant's telephone number, including area code                               (815) 875-4444
                                                  -----------------------------------------------------------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On January 24, 2005, Princeton National Bancorp, Inc. issued a news release to report its financial results for the quarter and year ended December 31, 2004. The release is furnished as
                  Exhibit 99.1 hereto.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits:

                           Exhibit 99.1     January 24, 2005 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRINCETON NATIONAL BANCORP, INC.
                                                (Registrant)


                                      By:      /s/ Tony J. Sorcic
                                         ---------------------------------------
                                               Tony J. Sorcic, President and
                                                 Chief Executive Officer


Dated:  January 26, 2005



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                                  EXHIBIT INDEX


NUMBER                     DESCRIPTION
------                     -----------
  99.1                     January 24, 2005 Press Release



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